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                              NEOWARE SYSTEMS, INC.

                  NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT


         NEOWARE SYSTEMS, INC. (the "Company") hereby grants to _______ (the "Optionee") this option to purchase shares of the Company's Common Stock at a price and on the terms set forth herein and subject to the terms and conditions contained in the Company's 1995 Stock Option Plan, as amended (the "1995 Plan"), which terms and conditions are hereby incorporated herein.

                  1. Grant. Effective as of __________ (the "Date of Grant"), the Company granted to the Optionee an option (the "Option") to purchase up to _________ shares of the Common Stock of the Company (the "Option Shares") at a price of $______ per share (the "Option Price").

         2. Type of Option. This Option is intended to be a non-qualified stock option, granted under Part III of the 1995 Plan, and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         3. Term. The Option granted hereunder shall expire at 5:00 p.m. (local time at the principal executive offices of the Company) on ___________ (the "Expiration Date"), unless sooner terminated as provided herein.

         4. Exercise of Option. Subject to Paragraph 3 and in accordance with the terms and conditions contained in the 1995 Plan, the Option shall vest and be exercisable, on a cumulative basis, in accordance with the following schedule:

                        Beginning On              Number of Shares
                        ------------              ----------------
                         __________                     _______
                         __________                     _______

         5. Method of Exercise and Payment.

                  5.1 This Option shall be exercisable by written notice to the Company, pursuant to Paragraph 11, specifying the number of Option Shares to be purchased. The notice shall also be accompanied by payment of the aggregate Option Price of the Option Shares being purchased.

                  If the listing, registration, or qualification of the Option Shares upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the purchase of such Option Shares, the Company shall not be obligated to issue or deliver the certificates representing the Option Shares as to which the Option has been exercised unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained.


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                  5.2 Payment of the Option Price may be made: (i) in cash or check; (ii) by exchange of shares of Common Stock valued at its fair market value on the date of exercise; (iii) by means of a brokers' cashless exercise procedure by the delivery to the Company of an exercise notice together with irrevocable instructions to a broker to sell a sufficient number of shares of Common Stock to pay the purchase price of Common Stock as to which such exercise relates; and to deliver promptly such amount to the Company; or (iv) by any combination of the foregoing. Where payment of the Option Price is to be made with shares of Common Stock acquired under any compensation plan of the Company, such shares will not be accepted as payment unless the Optionee has held such shares for the period of time specified in the 1995 Plan.

         6. Rights of Shareholders. Neither an Optionee nor his or her legal representatives or beneficiaries shall have any of the rights of a shareholder with respect to any shares subject to any Option until such shares shall have been issued upon the proper exercise of such Option.

         7. Nontransferability of Options. No Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated otherwise than by will or by the laws of descent and distribution or, with respect to nonqualified stock options, pursuant to a qualified domestic relations order as defined by the Code, or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Except as otherwise specifically provided herein, all Options granted to an Optionee under the 1995 Plan shall be exercised during the lifetime of such Optionee only by such Optionee.

         8. Termination of Service. Subject to the condition that no Option shall be exercisable after the Expiration date:

                  8.1 Upon the Optionee's cessation of service as a non-employee director (for reasons other than retirement or death), including cessation of service due to physical or mental disability that prevents the Optionee from rendering further services as a non-employee director, only those options exercisable at the date of cessation of service shall be exercisable by the Optionee. This Option shall be exercisable until the first to occur of: (i) the expiration of the remaining term of the Option; or (ii) three months after the Optionee's cessation of service.

         Upon the Optionee's retirement or death, this Option shall be exercisable as follows:

                  (a) Retirement. Upon the Optionee's retirement as a non-employee director after the Optionee has served for at least six consecutive years as a director, this Option shall continue to be exercisable during its term as if the Optionee had remained a non-employee director.

                  (b) Death. In the event of the Optionee's death while a member of the Board of Directors or within the period after termination of service during which the Option is exercisable by the Optionee in accordance with this Paragraph 8, the Option shall be exercisable, to the extent then exercisable, until the first to occur of (i) the expiration of the remaining term of the Option or (ii) one year after the date of the Optionee's death.

         9. No Guaranteed Term of Office. Nothing in this Option shall be deemed an agreement or condition guaranteeing to the Optionee any particular term of office or limiting the right of the Company, the Board of Directors or the shareholders to terminate the Optionee's term of office under the circumstances set forth in the Company's Certificate of Incorporation or Bylaws, or as otherwise provided by law.


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         10. Adjustments. In the event of any change in the outstanding Common
Stock of the Company, such as merger, consolidation, reorganization, stock split, stock dividend, combination of shares or exchange of shares, the Board or the Committee shall adjust appropriately the maximum number and class of shares subject to the Option and/or the Option Price, except that any fractional shares resulting from such adjustments shall be eliminated by rounding any portion of a share equal to .500 or greater up, and any portion of a share equal to less than ..500 down, in each case to the nearest whole number.

         11. Notices. Any notice to be given to the Company shall be addressed to the Company at 400 Feheley Drive, King of Prussia, Pennsylvania 19406, and any notice given to the Optionee shall be addressed to the Optionee at the address then appearing on the records of the Company, or at such other address as either party hereafter may designate in writing to the other. Any such notice shall be deemed to have been duly given when deposited in the United States mail, addressed as aforesaid, registered, or certified mail, and with proper postage, registration, and certification fees prepaid, or transmitted by hand delivery or overnight express.

         IN WITNESS WHEREOF, the Company has granted this Option as of the _____ day of ________, ____.

                                NEOWARE  SYSTEMS, INC.


                                By: ______________________________________
                                         _________, CHIEF FINANCIAL OFFICER

ACKNOWLEDGMENT AND AGREEMENT:

         Optionee acknowledges receipt of this Agreement and the 1995 Plan and agrees to all of the terms and conditions contained herein and therein.

OPTIONEE:  __________________________________
                      (Signature)
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